Debt	12 Months Ended
Sep. 30, 2013
Debt Disclosure [Abstract]
Debt Disclosure [Text Block]
Debt

Notes payable at September 30, 2013 and 2012 consisted of notes payable to financial institutions with original maturities of less than one year of $99.0 and $162.4, respectively, and had a weighted-average interest rate of 2.5% and 2.2%, respectively.

The detail of long-term debt at September 30 for the year indicated is as follows:

	2013	2012
Private Placement, fixed interest rates ranging from 5.2% to 6.6%, due 2013 to 2017	$1,040.0	$1,165.0
Senior Notes, fixed interest rate of 4.7%, due 2021	600.0	600.0
Senior Notes, fixed interest rate of 4.7%, due 2022, net of discount	498.8	498.6
Term Loan, repaid in December 2012	—	106.5
Total long-term debt, including current maturities	2,138.8	2,370.1
Less current portion	140.0	231.5
Total long-term debt	$1,998.8	$2,138.6

The Company’s total borrowings were $2,237.8 at September 30, 2013, including $99.0 tied to variable interest rates. The Company maintains total debt facilities of $2,687.8. The Company's Amended and Restated Revolving Credit Agreement, which matures in 2016, currently provides for revolving credit loans and the issuance of letters of credit in an aggregate amount of up to $450 at September 30, 2013. We had no outstanding borrowings under our revolving credit facility, and $438.5 remains available as of September 30, 2013, taking into account outstanding borrowings and $11.5 of outstanding letters of credit.

Under the terms of the Company’s credit agreement, the ratio of the Company’s indebtedness to its earnings before interest taxes depreciation and amortization (EBITDA), as defined in the agreements and detailed below, cannot be greater than 4.0 to 1, and may not remain above 3.5 to 1 for more than four consecutive quarters. If and so long as the ratio is above 3.5 to 1 for any period, the Company is required to pay additional interest expense for the period in which the ratio exceeds 3.5 to 1. The interest rate margin and certain fees vary depending on the indebtedness to EBITDA ratio. Under the Company’s private placement note agreements, indebtedness to EBITDA may not be greater than 4.0 to 1; if the ratio is above 3.5 to 1, for any quarter, the Company is required to pay additional interest on the private placement notes of 0.75% per annum for each quarter until the ratio is reduced to not more than 3.5 to 1. In addition, under the credit agreement, the ratio of its current year earnings before interest and taxes (EBIT), as defined in the agreement, to total interest expense must exceed 3.0 to 1. The Company’s ratio of indebtedness to its EBITDA was 2.3 to 1, and the ratio of its EBIT to total interest expense was 5.7 to 1, as of September 30, 2013. These ratios are impacted by pre-tax cash charges associated with restructuring activities as such charges reduce both EBITDA and EBIT as defined in the agreement. The ratios at September 30, 2013 were somewhat negatively impacted by a portion of the pre-tax charges associated with the 2013 restructuring as such charges, exclusive of those considered non-cash, reduced EBITDA as defined in the agreement. We expect the ratios to be somewhat negatively impacted in the near term due to anticipated cash restructuring charges, but we expect to remain in full compliance with the debt covenant ratios. In addition to the financial covenants described above, the credit agreement and the note purchase agreements contain customary representations and affirmative and negative covenants, including limitations on liens, sales of assets, subsidiary indebtedness, mergers and similar transactions, changes in the nature of the business of the Company and transactions with affiliates. If the Company fails to comply with the financial covenants referred to above or with other requirements of the credit agreement or private placement note agreements, the lenders would have the right to accelerate the maturity of the debt. Acceleration under one of these facilities would trigger cross defaults on other borrowings.

Under the credit agreement, EBITDA is defined as net earnings, as adjusted to add-back interest expense, income taxes, depreciation and amortization, all of which are determined in accordance with GAAP. In addition, the credit agreement allows certain non-cash charges such as stock award amortization and asset write-offs including, but not limited to, the impairment and accelerated depreciation associated with the 2013 restructuring, to be “added-back” in determining EBITDA for purposes of the indebtedness ratio. Severance and other cash charges incurred as a result of restructuring and realignment activities as well as expenses incurred in acquisition integration activities are included as reductions in EBITDA for calculation of the indebtedness ratio. In the event of an acquisition, EBITDA is calculated on a pro forma basis to include the trailing twelve-month EBITDA of the acquired company or brands. Total debt is calculated in accordance with GAAP, but excludes outstanding borrowings under the receivable securitization program. EBIT is calculated in a fashion identical to EBITDA except that depreciation and amortization are not “added-back”. Total interest expense is calculated in accordance with GAAP.

The counterparties to long-term committed borrowings consist of a number of major financial institutions. The Company consistently monitors positions with, and credit ratings of, counterparties both internally and by using outside ratings agencies.

Advances under the Company's existing receivables securitization program, as amended, may not exceed $200, are not considered debt for purposes of the Company’s debt compliance covenants, but are included in total debt on the balance sheet. At September 30, 2013 and 2012, $78.0 and $140.0, respectively, was outstanding under this facility.

In fiscal 2012, the Company issued $500.0 aggregate principal amount of 4.70% senior notes due in May 2022 with interest payable semi-annually in May and November (the "2012 Notes"). The net proceeds of $495 were used to repay existing indebtedness including approximately $335 of our term loan, which matured in December 2012, $100 of private placement notes, which matured in June 2012, and a portion of our outstanding balance under our receivables securitization program. The 2012 Notes contain the same provisions as the senior notes issued in 2011 and described below.

In fiscal 2011, the Company issued $600.0 aggregate principal amount of senior, unsecured notes with interest paid semi-annually in May and November at an annual fixed interest rate of 4.70% (the "2011 Notes"). The 2011 Notes mature in May 2021, and are guaranteed by all of our existing and future subsidiaries that are guarantors under any of our credit agreements or other indebtedness, and such subsidiaries will remain guarantors of the 2011 Notes for as long as they remain a guarantor on other indebtedness. The 2011 Notes are redeemable at our option from time to time in accordance with the optional redemption provisions of the notes, including potential make-whole premiums. In addition, upon the occurrence of a change in control, the holders of the 2011 Notes have the right to require the Company to repurchase all or a portion of the notes at a specified redemption price. The 2011 Notes also contain certain limitations regarding the merger, consolidation or sale of the Company's assets.

Aggregate maturities of long-term debt, including current maturities, at September 30, 2013 are as follows for the fiscal years’ noted: $140.0 in 2014, $230.0 in 2015, $210.0 in 2016, $150.0 in 2017, $310.0 in 2018 and $1,100.0 thereafter. At this time, the Company intends to repay only scheduled debt maturities over the course of the next fiscal year with the intent to preserve committed liquidity.